Cash and Marketable Securities	12 Months Ended
Dec. 31, 2011
Cash and Marketable Securities
Cash and Marketable Securities

Note 13. Cash and Marketable Securities

        Cash, money market funds and certificates of deposits, with maturities of three months or less when purchased, are included in Cash and cash equivalents on the Consolidated Statements of Financial Position. As of December 31, 2011 and 2010, the Company's investments consist primarily of domestic publicly traded debt and certificates of deposit ("Debt securities") and common equity securities ("Equity securities"). The amortized cost, fair value and gross unrealized gains and losses of the Company's short- and long-term investments in debt and equity securities as of December 31, 2011 and 2010 is as follows:

(In thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale and trading securities, December 31, 2011:
Debt securities	$95,135	$5,795	$(68)	$100,862
Equity securities	40,558	2,953	(1,891)	41,620

Total securities	$135,693	$8,748	$(1,959)	$142,482

(In thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale and trading securities, December 31, 2010:
Debt securities	$96,594	$4,622	$(283)	$100,933
Equity securities	36,363	4,999	(1,712)	39,650

Total securities	$132,957	$9,621	$(1,995)	$140,583

        The portion of unrealized losses which had been in a loss position for more than one year was $1.7 million and $0.1 million as of December 31, 2011 and 2010, respectively. The aggregate fair value of the investments with unrealized losses was $13.6 million and $18.5 million as of December 31, 2011 and 2010, respectively.

        As of December 31, 2011 and 2010, $226.2 million and $242.2 million, respectively, of the cash and short- and long-term marketable securities balance are associated with regulatory requirements at American Home Shield and for other purposes. Such amounts are identified as being potentially unavailable to be paid to the Company by its subsidiaries. American Home Shield's investment portfolio has been invested in a combination of high quality, short duration fixed income securities and equities.

        Gains and losses on sales of investments, as determined on a specific identification basis, are included in investment income in the period they are realized. The Company periodically reviews its portfolio of investments to determine whether there has been an other than temporary decline in the value of the investments from factors such as deterioration in the financial condition of the issuer or the market(s) in which the issuer competes.

        The table below summarizes proceeds, gross realized gains and gross realized losses, each resulting from sales of available-for-sale securities and impairment charges due to other than temporary declines in the value of certain investments.

	Year Ended Dec. 31,
(In thousands)	2011	2010	2009
Proceeds from sales of securities	$45,065	$20,071	$35,141
Gross realized gains, pre-tax	6,065	2,326	3,882
Gross realized gains, net of tax	3,714	1,418	2,385
Gross realized losses, pre-tax	(249)	(207)	(1,492)
Gross realized losses, net of tax	(153)	(126)	(917)
Impairment charges, pre-tax	(195)	(174)	(5,854)
Impairment charges, net of tax	(119)	(106)	(3,596)